UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

______________

FORM 8-K

______________

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  April 18, 2008

______________

TRANSCOMMUNITY FINANCIAL CORPORATION

 (Exact name of registrant as specified in its charter)

______________

Virginia	000-33355	54-2032355
(State or Other Jurisdiction	(Commission	(I.R.S. Employer
of Incorporation)	File Number)	Identification No.)

4235 Innslake Drive Glen Allen, Virginia 23060

(Address of Principal Executive Office) (Zip Code)

(804) 934-9999

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01

Other Events.

On April 18, 2008, TransCommunity Financial Corporation (the “Company”) announced that Community Bankers Acquisition Corp. received the regulatory approvals necessary to acquire the Company.  A copy of the press release is attached as Exhibit 99.1 and incorporated by reference herein.

Item 9.01

Financial Statements and Exhibits.

(d)

Exhibits.

Exhibit No.

Description

     99.1

Press Release issued April 18, 2008

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TRANSCOMMUNITY FINANCIAL ORPORATION

By:	/s/ Bruce B. Nolte
Bruce B. Nolte President and Chief Executive Officer

Date:  April 18, 2008

Exhibit Index

Exhibit No.

Description

     99.1

Press Release issued April 18, 2008